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                                                     [SHIP LOGO VANGUARD/(R)/]


VANGUARD STAR/(R)/ FUND



Supplement to the Prospectus Dated June 8, 2009


Important Announcement Concerning Vanguard STAR Fund

At a meeting held on July 2, 2009, the shareholders of Vanguard STAR Fund approved a series of changes to the Fund's fundamental policies that will enable it to, among other things, invest in commodities, including stock and bond futures contracts. The Securities and Exchange Commission has permitted Vanguard's "funds of funds" to invest in such instruments since 2007. The updated commodities policy permits the STAR Fund to use futures to facilitate its ability to rebalance its target asset allocation and more effectively manage cash flow. The Fund's investment allocation and mix of underlying funds will not change.

The ability to use futures will benefit the Fund and its shareholders in two ways.

First, the use of futures will allow the Fund to adhere more closely to its target asset allocation. The Fund needs to periodically rebalance its holdings to maintain its target asset allocation, selling shares of one fund and buying shares of another. Investing in futures will facilitate the Fund's ability to rebalance, particularly when securities markets become less liquid.

Second, the use of futures will allow the Fund to remain fully invested in accordance with its investment objective. Although it rarely happens, the Fund occasionally may receive cash too late in the day to invest it in the underlying funds. When this cash is invested in futures, the Fund will be fully exposed to the market in accordance with its investment objective.

The Fund's investment objective and primary risks have not changed.



                                                                (over, please)

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Prospectus Text Changes

In the More on the Fund section, the following text changes are made.

The paragraph under "Other Investment Policies and Risks" is restated as follows:

Each underlying fund may invest, to a limited extent, in derivatives. The Fund may also invest, to a limited extent, in stock and bond futures, which are types of derivatives. The Fund will use futures both to facilitate the periodic rebalancing of the Fund's portfolio to maintain its target asset allocation and to allow the Fund to remain fully invested in accordance with its investment strategies. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund and the underlying funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The first paragraph under the heading Investment Advisor is replaced with the following:

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group for the limited purpose of investing the Fund's cash in futures. As of June 30, 2009, Vanguard served as advisor for approximately $960 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For a discussion of why the board of trustees approved the Fund's investment advisory arrangement, see the most recent annual report to shareholders covering the fiscal year ended October 31. The report will be available within 60 days after October 31, 2009.

The Vanguard Quantitative Equity Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard's Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard's stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

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Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard's Quantitative
Equity Group. He has oversight responsibility for all active quantitative equity funds and all equity index funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The manager primarily responsible for the day-to-day management of the Fund is:

Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; and has managed the Fund since July 2009. Education: B.S., LaSalle University.

The Statement of Additional Information provides information about the portfolio manager's compensation, other accounts under management, and ownership of shares of the Fund.

The Fund's board of trustees decides how to allocate its assets among the underlying funds, which employ multiple advisors. None of these advisors is paid a management fee for performing investment management services for the STAR Fund. The advisors do, however, receive management fees for managing the underlying Vanguard funds. The following chart lists the investment advisors employed by each underlying fund. For additional information on the investment advisors, please refer to each underlying fund's prospectus.
















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Vanguard Marketing Corporation, Distributor.                        PS56 072009